Exhibit 32.2

CERTIFICATION

OF

PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ballistic Recovery Systems, Inc. does hereby certify that:

c.               the Annual Report on Form 10-KSB of Ballistic Recovery Systems, Inc. for the year ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

d.              information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ballistic Recovery Systems, Inc.

Date: December 23, 2005	/s/ Don R. Hedquist0
By Don R. Hedquist
Principal Accounting Officer